Defined contribution plan	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Defined contribution plan
2 4 .	Defined contribution plan
Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries, VIEs and VIEs’ subsidiaries of the Group make contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefit expenses, which were expensed as incurred, were RMB34,225, RMB29,936 and RMB10,613 for the years ended December 31, 2018, 2019 and 2020.